[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
Exhibit 10.10
INTELLECTUAL PROPERTY SECURITY AGREEMENT
     This Intellectual Property Security Agreement (this “Agreement”) is entered into as of this 19th day of August, 2003 by Cardica, Inc., a Delaware corporation (the “Borrower”), in favor of Guidant Investment Corporation, a California corporation (“Guidant”).
     In order to induce Guidant to extend the Loan (as defined in the Agreement by and between the Borrower and Guidant dated as of the date hereof (the “Omnibus Agreement”)), the Borrower has agreed to grant a security interest in the Borrower’s intellectual property, including the Collateral described herein, to Guidant for purposes of securing certain obligations of the Borrower to Guidant.
     In connection with the execution of the Omnibus Agreement, Guidant has required the execution and delivery of this Agreement by the Borrower and the parties hereby agree as follows:
     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:
     1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of the Obligations (as defined in the Omnibus Agreement), the Borrower hereby irrevocably pledges, assigns, grants, transfers, and conveys a security interest to Guidant, with power of sale to the extent permitted by law, in and to the Borrower’s entire right, title and interest in, to and under the following intellectual property (all of which shall collectively be called the “Collateral”):
          (a) All present and future United States registered copyrights and copyright registrations, including, without limitation, the registered copyrights, maskworks, software, computer programs and other works of authorship subject to United States copyright protection listed in Exhibit A to this Agreement (and including all of the exclusive rights afforded a copyright registrant in the United States under 17 U.S.C. §106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the “Registered Copyrights”), whether now owned or hereafter acquired, and any and all royalties, payments, and other amounts payable to the Borrower in connection with the Registered Copyrights, together with all renewals and extensions of the Registered Copyrights, the right to recover for all past, present, and future infringements of the Registered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Registered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.
          (b) All present and future copyrights, maskworks, software, computer programs and other works of authorship subject to (or capable of becoming subject to) United

1.

States copyright protection which are not registered in the United States Copyright Office (the “Unregistered Copyrights”), whether now owned or hereafter acquired, and any and all royalties, payments, and other amounts payable to the Borrower in connection with the Unregistered Copyrights, together with all renewals and extensions of the Unregistered Copyrights, the right to recover for all past, present, and future infringements of the Unregistered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Unregistered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto. The Registered Copyrights and the Unregistered Copyrights collectively are referred to herein as the “Copyrights.”
          (c) All present and future license agreements with respect to intellectual property to which the Borrower is a licensee or sublicensee (the “Licenses”), including without limitation the license agreements listed in Exhibit B to this Agreement.
          (d) All present and future accounts, accounts receivable and other rights to payment arising from, in connection with or relating to the Collateral.
          (e) Any and all factual knowledge and information that gives to one the ability to produce or market something that one otherwise would not have known how to produce or market with the same accuracy or precision, including without limitation all formulae, algorithms, processes, procedures, writings, data, protocols, techniques, proposals, designs, ideas, concepts, strategic, research and development information and related documentation, business and other plans, research, inventions and invention disclosure (whether patentable or unpatentable or whether reduced to practice), and all records of the foregoing, test, engineering and technical data, proprietary information and methodologies, communications and associated peripheral devices and resources; computer software, programs and code, both object and source, in whatever form and media, databases, specifications and other information processing tangible and intangible items, whether now owned or hereafter acquired by the Borrower (the “Know-How”).
          (f) Any and all information that generally facilitates the production, manufacturing, marketing, or sale of products or services, increases revenues, or provides an advantage over the competition, is not generally known, whether now owned or hereafter acquired by the Borrower (the “Trade Secrets”).
          (g) Any and all design rights which may be available to the Borrower now or hereafter existing, created, acquired or held.
          (h) All classes or types of patents, design patents, utility patents whether now owned or hereafter acquired by the Borrower, including, without limitation, originals, divisions, continuations, continuations-in-part, extensions, reexaminations, or reissues, published and non-published patent applications and invention disclosures for these classes or types of patent rights (whether or not patentable and whether or not reduced to practice) in any country of the world, including without limitation those listed on Exhibits C-1 to C-3 attached hereto (collectively, the “Patents”).
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2.

          (i) Any trademark and servicemark rights whether now owned or hereafter acquired by the Borrower, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of the Borrower connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit D attached hereto (collectively, the “Trademarks”); provided, however, that Guidant shall not acquire any interest in any intent to use a federal trademark application for a trademark, servicemark, or other mark filed on the Borrower’s behalf prior to the filing under applicable law of a verified statement of use (or equivalent) for such mark that is the subject of such application.
          (j) Any and all claims for damages by way of past, present and future infringements of any of the rights in the Collateral, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above.
          (k) All licenses or other rights to use any of the Collateral, and all license fees and royalties arising from such use to the extent permitted by such license or rights.
          (l) All amendments, extensions, renewals and extensions of any of the Collateral.
          (m) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the Collateral.
     2. Authorization and Request. The Borrower authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this Agreement.
     3. Covenants and Warranties. Except as otherwise specifically set forth in the Disclosure Schedule attached hereto as Exhibit E (the “Disclosure Schedule”), the Borrower represents, warrants, covenants and agrees as follows:
          (a) Schedules. Listed on Exhibit A are all Registered Copyrights and all material Unregistered Copyrights. Listed on Exhibit B are all material Licenses related to intellectual property to which the Borrower is a licensee or sublicensee. Listed on Exhibit C-1 to C-3 are all Patents. Listed on Exhibit D are all material Trademarks.
          (b) Title. Except for Permitted Liens, the Borrower owns all legally enforceable right, title and interest to all Collateral free and clear of all liens, claims, encumbrances and other restrictions without an obligation to pay any royalties, license fees or other amounts to any other person or entity. The Borrower has not received, and the Borrower does not have any knowledge of, any notice, claim or allegation from any person or entity questioning the right of the Borrower to use, possess, transfer, convey or otherwise dispose of any Collateral or questioning the right of the Borrower to use any Collateral.
          (c) Employees. To the knowledge of the Borrower, each employee, agent, consultant and contractor, who has contributed to or participated in the conception, creation or development of the Collateral (other than licensed Collateral) on behalf of the Borrower has
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3.

executed valid written assignment in favor of the Borrower as assignee, that has caused the conveyance to such the Borrower all right, title and interest in and to all Collateral arising from such individual’s work throughout the world. The Borrower shall undertake all reasonable measures to cause its employees, agents and independent contractors to assign to the Borrower all rights in Collateral in which the Borrower may subsequently acquire any right or interest.
          (d) Third-Party Infringement. To the knowledge of the Borrower, there is no unauthorized use, disclosure, infringement, dilution, misappropriation, or other violation by any third party (including any employee or former employee of the Borrower) of any Collateral of the Borrower or of any right of any third party in Collateral licensed by or through the Borrower the result of which would reasonably be expected to cause a Material Adverse Effect.
          (e) Freedom to Operate. To the knowledge of the Borrower, the Borrower’s use of the Collateral in its business as presently conducted, has not and will not violate, interfere with or infringe upon the rights of any other individual or entity nor does such use by the Borrower constitute a breach of any agreement, obligation, promise or commitment by which the Borrower may be bound or constitute a violation of any laws, regulations, ordinances, codes or statutes in any jurisdiction.
          (f) Know-How and Trade Secrets. The Borrower has taken all actions that a reasonably prudent person in the Borrower business would take to maintain Know-How and Trade Secrets as confidential and proprietary, to protect against the loss, theft or unauthorized use of such Know-How and Trade Secrets. To the knowledge of the Borrower, the Know-How and Trade Secrets are not in the public domain and have not been divulged or appropriated to the detriment of the Borrower. The Borrower’s records include sufficient documentation of the Know-How and Trade Secrets, such as manufacturing and engineering plans, blueprints, designs, process instructions, formulae, quality assurance protocols and procedures and the like, to enable persons who are reasonably skilled and proficient in the relevant subject matter to continue the same in the ordinary course of business without unreasonable delay, expense, or reliance on the memory of any individual.
          (g) Licenses. The Borrower has not (A) granted any licenses or other rights, and the Borrower has no obligation to grant any licenses or other rights, with respect to any Collateral or (B) entered into any covenant not to compete or contract limiting or purporting to limit the ability of the Borrower to exploit fully any Collateral or to transact business in any market or geographical area or with any person. With respect to third party licenses, (A) the Borrower is not in breach or default with respect thereto, and no event has occurred which with notice or lapse of time would reasonably be expected to cause a Material Adverse Effect and (B) the Borrower has not repudiated any provision thereof. The Borrower has no agreement to indemnify any individual or entity against any charge of infringement of any Collateral, other than indemnification provisions normal and usual for the Borrower’s industry contained in purchase orders or license agreements arising in the ordinary course-of business.
          (h) Validity. There is no interference, opposition, cancellation, reexamination or other contest, proceeding, action, suit, hearing, investigation, charge, complaint, demand, notice, claim, dispute nor any claim of infringement, dilution, misappropriation or other violation by the Borrower of any Collateral or other proprietary rights of any other individual or entity
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4.

pending or, to the knowledge of the Borrower, threatened or pending against the Borrower. To the knowledge of the Borrower, all statements and representations made by the Borrower in any pending Collateral applications, filings or registrations were true in all material respects as of the time they were made. No Registered Copyright, Trademark, or Patent used in the business (other than in circumstances where the Borrower has intentionally allowed Registered Copyright, Trademark, or Patent not material to the business to lapse, expire, become abandoned or be canceled) has lapsed, is being allowed to lapse, expired or been abandoned, invalidated, or canceled, in whole or in part, or is subject to any injunction, judgment, order, decree, ruling or charge or is subject to any pending or, to the knowledge of the Borrower, threatened oppositions, cancellations, interferences or other proceedings before the United State Patent and Trademark Office, the Trademark Trials and Appeals Board, the United States Copyright Office or in any other registration authority in any country.
          (i) No Conflict. Performance of this Agreement does not conflict with or result in a breach of any material agreement to which the Borrower is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor’s or other party’s consent and this Agreement constitutes an assignment.
          (j) Prohibition on Transfers. During the term of this Agreement, the Borrower will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by the Borrower in the ordinary course of business.
          (k) Material Adverse Changes. The Borrower shall promptly advise Guidant of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Borrower in or to any material Trademark, Patent or Registered Copyright not specified in this Agreement. Upon any executive officer of the Borrower obtaining actual knowledge thereof, the Borrower will promptly notify Guidant in writing of any event that materially adversely affects the value of any of the Collateral, the right of the Borrower to dispose of any material Collateral or the rights and remedies of Guidant in relation thereto, including the levy of any legal process against any of the Collateral.
          (l) Duty to Protect and Defend. The Borrower shall (i) protect, defend and maintain the validity and enforceability of all Collateral that is material to the business of the Borrower, taken as a whole, unless the Borrower determines that reasonable business practices suggest that such protection, defense or maintenance is not appropriate, and not allow any such Collateral to be abandoned, forfeited or dedicated to the public without the written consent of Guidant, which shall not be unreasonably withheld, unless the Borrower determines that reasonable business practices suggest that abandonment is appropriate.
          (m) After Acquired Collateral. This Agreement creates, and in the case of after acquired Collateral, this Agreement will create at the time the Borrower first has rights in such after acquired Collateral, in favor of Guidant a valid and perfected first priority security interest (subject only to Permitted Liens, if any (as defined in the Omnibus Agreement), that are specifically entitled pursuant to applicable law, or specifically acknowledged in writing by Guidant, to have priority over Guidant’s security interest) in the Collateral securing the payment and performance of the Obligations.
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5.

          (n) Accuracy of Information. All information now or hereafter supplied to Guidant by or on behalf of the Borrower herein or pursuant hereto with respect to the Collateral is or will be, when so supplied, accurate and complete in all material respects.
          (o) Other Impairments. The Borrower shall not enter into any agreement that would materially impair or conflict with the Borrower’s obligations hereunder without Guidant’s prior written consent, which consent shall not be unreasonably withheld. The Borrower shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in the Borrower’s rights and interest in any intellectual property included within the definition of the Collateral acquired under such contract, except that contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.
     4. Secured Party’s Rights. Guidant shall have the right, but not the obligation, to take, at the Borrower’s sole expense, any actions that the Borrower is required under this Agreement to take but which the Borrower fails to take, after fifteen (15) days written notice to the Borrower. The Borrower shall reimburse and indemnify Guidant for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.
     5. Further Assurances; Attorney in Fact.
          (a) The Borrower will, subject to Permitted Liens, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by Guidant, to perfect Guidant’s security interest in all Collateral and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Guidant the grant or perfection of a security interest in all Collateral.
          (b) Upon the occurrence and during the continuation of an Event of Default, the Borrower hereby appoints Guidant as the Borrower’s attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower, Guidant or otherwise, from time to time in Guidant’s reasonable business judgment, upon the Borrower’s failure or inability to do so, to take any action and to execute any instrument which Guidant may deem necessary or advisable in Guidant’s reasonable business judgment to accomplish the purposes of this Agreement, including:
          (i) To modify, in Guidant’s reasonable business judgment, this Agreement without first obtaining the Borrower’s approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibits C-1 to C-3 and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Collateral acquired by the Borrower after the execution hereof or to delete any reference to any right, title or interest in any Collateral in which the Borrower no longer has or claims any right, title or interest; and
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6.

          (ii) To file, in Guidant’s reasonable business judgment, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Borrower where permitted by law.
     Such appointment is coupled with an interest and is irrevocable until payment and performance in full of the Obligations.
     6. Events of Default. The occurrence of an Event of Default as defined in the Omnibus Agreement shall constitute an “Event of Default” under this Agreement.
     7. No Waiver. No course of dealing between the Borrower and Guidant, nor any failure to exercise nor any delay in exercising, on the part of Guidant, any right, power, or privilege under this Agreement or any other document, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or any other document by Guidant shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Guidant.
     8. Rights Are Cumulative. All of Guidant’s rights and remedies with respect to the Collateral whether established by this Agreement or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.
     9. Attorneys’ Fees. If any action relating to this Agreement is brought by any party hereto against any other party, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements.
     10. Amendments. Neither this Agreement nor any of the other documents or instruments delivered herewith or executed pursuant hereto may be modified or amended in any respect except in a writing signed by both parties expressly setting forth such modification or amendment.
     11. Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     12. Governing Law; Jurisdiction. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.
     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.
[Remainder of Page Intentionally Left Blank]
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7.

     In Witness Whereof, the parties hereto have executed this Agreement on the day and year first above written.

CARDICA, INC.

		s/	Bernard Hausen

		By:	Bernard Hausen
		Title:	President & CEO

STATE OF CALIFORNIA	)
)
COUNTY OF SAN MATEO	)
     The foregoing Intellectual Property Security Agreement was acknowledged before me this 18th day of august, 2003, by Bernard Hausen, the President and CEO of Cardica, Inc., a Delaware corporation, on behalf of such corporation.

s/ John B. Sorci
Notary Public
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8.

EXHIBIT A
REGISTERED AND MATERIAL UNREGISTERED COPYRIGHTS
None
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EXHIBIT B
DESCRIPTION OF LICENSE AGREEMENTS
None
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EXHIBIT C-1
U.S. PATENTS AND PUBLISHED APPLICATIONS
U.S. Patents Issued:

Patent No.	Issue Date	Invention	Inventor
6,179,849	1/30/01	Sutureless Closure for Connecting a Bypass Graft to a Target Vessel	Stephen A. Yencho; Michael Hendricksen; Jaime Vargas; Jamey Nielsen; Bernard A. Hausen; Scott Vance

6,206,913	3/27/01	Method and System for Attaching a Graft to a Blood Vessel	Stephen A. Yencho; Bernard A. Hausen

6,371,964	4/16/02	Trocar for Use in Deploying an Anastomosis Device and Method of Performing Anastomosis	Jaime Vargas; Brendan M. Donohoe; Scott C. Anderson; Theodore Bender; Stephen Yencho; Bernard Hausen; Michael Hendricksen

6,391,038	5/21/02	Anastomosis System and Method for Controlling a Tissue Site	Jaime Vargas; Michael Hendricksen; Stephen A. Yencho; Jamey Nielsen; Bernard A. Hausen; Brendan Donohoe

6,398,797	6/4/02	Tissue Bonding System and Method for Controlling a Tissue Site During Anastomosis	David Bombard; Theodore Bender; Tenny Chang; Jaime Vargas; Michael Hendricksen; Stephen A. Yencho; Jamey Nielsen; Bernard A, Hausen; Brendan Donohoe

6,402,764	6/11/02	Everter and Threadthrough System for Attaching Graft Vessel to Anastomosis Device	Michael Hendricksen; Theodore Bender; Brendan M. Donohoe; Jaime Vargas; Andrew Frazier, Stephen Yencho; Bernard Hausen

6,419,681	7/16/02	Implantable Medical Device Such as an Anastomosis Device	Jaime Vargas; James T. Nielsen; Michael Hendricksen; Brendan M. Donohoe; Stephen Yencho; Bernard Hausen

6,428,550	8/6/02	Sutureless Closure and Deployment System for Connecting Blood Vessels	Jaime Vargas; Stephen A. Yencho; Jamey Nielsen; Michael Hendricksen; Bernard A. Hausen
[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Patent No.	Issue Date	Invention	Inventor
6,461,320	10/8/02	Method and System for Attaching a Graft to a Blood Vessel	Stephen A. Yencho; Bernard A. Hausen

6,471,713	10/29/02	System for Deploying an Anastomosis Device and Method of Performing Anastomosis	Jaime Vargas; Stephen A. Yencho; Jamey Nielsen; Michael Hendricksen; Bernard A. Hausen; Russell C. Mead, Jr.; Heather Klaubert; Brendan M. Donohoe; Theodore Bender

6,478,8042	11/12/02	Anastomosis System and Method for Controlling a Tissue Site	Jaime Vargas; Michael Hendricksen; Stephen A. Yencho; Jamey Nielsen; Bernard A. Hausen; Brendan Donohoe

6,497,710	12/24/02	Method and System for Attaching a Graft to a Blood Vessel	Stephen A. Yencho; Bernard A. Hausen

6,537,287	3/25/03	Sutureless Closure for Connecting a Bypass Graft to a Target Vessel	Stephen A. Yencho; Michael Hendricksen; Jaime Vargas; Jamey Nielsen; Bernard A. Hausen; Scott Vance

6,537,288	3/25/03	Implantable Medical Device such as an Anastomosis Device	Jaime Vargas; James T. Nielsen; Michael Hendricksen; Brendan M. Donohoe; Stephen Yencho; Bernard Hausen

6,554,764	4/29/03	Graft Vessel Preparation Device and Methods for Using the Same	Jaime Vargas; Ted Bender; David Bombard; Jeremy Frank

U.S. Published Applications Pending:

App./Publication	Date Filed/
No.	Published	Invention	Inventor
09/886,074 2001/0037139	6/18/01 11/1/01	Method and System for Attaching a Graft to a Blood Vessel	Stephen A. Yencho; Bernard A. Hausen

09/924,556 2002/0026137	8/9/01 2/28/02	Method and System for Attaching a Graft to a Blood Vessel	Stephen A. Yencho; Bernard A. Hausen

09/967,684 2003/0065343	9/28/01 4/3/03	Access Port System for Anastomosis	Stephen A. Yencho; Bernard A. Hausen; Jaime S. Vargas
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App./Publication	Date Filed/
No.	Published	Invention	Inventor
09/989,055 2002/0077637	11/21/01 6/20/02	Trocar for Use in Deploying an Asastomosis [sic] Device and Method of Performing Anastomosis	Jaime Vargas; Brendan M. Donohoe; Scott C. Anderson; Theodore Bender; Stephen Yencho; Bernard Hausen; Michael Hendricksen

10/001,962 2002/0082626	12/5/01 6/27/02	Integrated Anastomosis Tool with Graft Vessel Attachment Device and Cutting Device	Brendan M. Donohoe; Jaime Vargas; Stephen A. Yencho; James T. Nielsen; Theodore M. Bender; Michael Hendricksen; Scott C. Anderson

10/253,347 2003/0028205	9/24/02 2/6/03	Anastomosis Method	Jaime Vargas; Michael Hendricksen; Stephen A. Yencho; Jamey Nielsen; Bernard A. Hausen; Brendan Donohoe

10/253,376 2003/0023253	9/24/02 1/30/03	Anastomosis System	Jaime Vargas; Michael Hendricksen; Stephen A. Yencho; Jamey Nielsen; Bernard A. Hausen; Brendan Donohoe

10/273,910 2003/0109893	10/18/02 6/12/03	Implantable Medical Device Such as an Anastomosis Device	Jaime Vargas; James T. Nielsen; Michael Hendricksen; Brendan M. Donohoe; Stephen Yencho; Bernard Hausen
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Exhibit C-2
U.S. PATENT APPLICATIONS
U.S. Patent Applications Pending:

09/542,976	4/4/00
09/664,588	9/18/00
09/664,589	9/18/00
09/687,216	10/12/00
09/764,218	1/16/01
[*]	9/4/01
09/993,438	11/13/01
10/041,542	1/7/02
[*]	1/22/02
10/055,179	1/23/02
[*]	1/23/02
10/083,235	2/26/02
[*]	4/24/02
[*]	4/30/02
[*]	4/30/02
[*]	5/20/02
10/159,838	5/31/02
[*]	6/14/02
10/197,352	7/16/02
[*]	8/16/02
[*]	9/4/02
[*]	12/4/02
[*]	12/30/02
10/367,175	2/14/03
[*]	3/19/03
[*]	4/11/03
[*]	4/21/03
[*]	4/21/03
[*]	4/30/03
[*]	5/16/03
[*]	6/13/03
[*]	6/26/03
[*]	6/26/03
60/399,880	7/31/02
60/483,078	6/26/03
60/483,079	6/26/03
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Exhibit C-3
FOREIGN PATENT AND PUBLISHED APPLICATIONS
Published and/or Pending Foreign Patent Applications:

App./
	Publication	Date
Country	No.	Filed	Invention	inventor
PCT	WO 00/09040	8/11/99	Method and System for Attaching a Graft to a Blood Vessel	Stephen A. Yencho; Bernard A. Hausen

PCT	WO 00/69343	5/18/00	Sutureless Closure and Deployment System for Connecting Blood Vessels	Jaime Vargas; Stephen A. Yencho; Jamey Nielsen; Michael Hendricksen; Bernard A. Hausen

PCT	WO 00/69346	5/18/00	Trocar for Use in Deploying an Anastomosis Device and Method of Performing Anastomosis	Jaime Vargas; Brendan M. Donohoe; Scott C. Anderson; Theodore Bender; Stephen Yencho; Bernard Hausen; Michael Hendricksen

PCT	WO 00/69349	5/18/00	Tissue Punch	Jaime Vargas; Brendan M. Donohoe; Scott C. Anderson; Theodore Bender; Stephen Yencho; Bernard Hausen; Michael Hendricksen

PCT	WO 00/69364	5/18/00	Implantable Medical Device Such as an Anastomosis Device	Jaime Vargas; James T. Nielsen; Michael Hendricksen; Brendan M. Donohoe; Stephen Yencho; Bernard Hausen

PCT	WO 00/76405	5/19/00	Sutureless Closure for Connecting a Bypass Graft to a Target Vessel	Stephen Yencho; Michael Hendricksen; Jaime Vargas; Jamey Nielsen; Bernard Hausen; Scott Vance

PCT	WO 01/08601	7/27/00	Anastomosis System and Method of Use	Jaime Vargas; Michael Hendrickson; Stephen A. Yencho; James T. Nielsen; Bernard A. Hausen; Brendan M. Donohoe
[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

App./
	Publication	Date
Country	No.	Filed	Invention	inventor
PCT	WO 01/41654	11/8/00	Everter and Threadthrough System for Attaching Graft Vessel to Anastomosis Device	Michael Hendricksen; Theodore Bender; Brendan M. Donohoe; Jaime Vargas; Andrew Frazier; Stephen Yencho; Bernard Hausen

EPO	9994 1967.4	8/11/99	Method and System for Attaching a Graft to a Blood Vessel	Stephen A. Yencho; Bernard A. Hausen

EPO	EP 1149567	8/11/99	Stent for Attaching a Graft to a Blood Vessel	Stephen A. Yencho; Bernard A. Hausen

DE	DE 100 84 618	11/19/01	Trocar for Use in Deploying an Anastomosis Device	Jaime Vargas; Brendan M. Donohoe; Scott C. Anderson; Theodore Bender; Stephen Yencho; Bernard Hausen; Michael Hendricksen

DE	DE 100 84 620	11/19/01	Sutureless Anastomosis System	Jaime Vargas; Stephen Yencho; Jamey Nielsen; Michael Hendricksen; Bernard Hausen

DE	DE 100 84 856	1/28/02	Anastomosis System and Method for Controlling a Tissue Site	Jaime Vargas; Michael Hendricksen; Stephen Yencho; James T. Nielsen; Bernard A. Hausen; Brendan M. Donohoe

JP	2000-564545	2/13/01	Method and System for Attaching a Graft to a Blood Vessel	Stephen A. Yencho; Bernard A. Hausen
[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Exhibit D
TRADEMARKS
Trademarks Pending:

Serial Number	Filing Date	Trademark Description
78162848	7/31/2001	Word Mark: CARDICA Typed Drawing

78094302	11/20/2001	Word Mark: PAS-PORT Typed Drawing

78096583	12/4/2001	Word Mark: PASPORT Design plus words, letters and/or numbers

78099022	12/18/2001	Word Mark: CARDICA Design plus words, letters and/or numbers

78140994	7/3/2002	Word Mark: C-PORT Typed Drawing

78201801	1/9/2003	Word Mark: PAS-PORT Design plus words, letters and/or numbers

78201791	1/9/2003	Word Mark: C-PORT Design plus words, letters and/or numbers
[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Exhibit E
DISCLOSURE SCHEDULE
[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.